Advanced Series Trust
The Prudential Series Fund

Supplement dated November 9, 2009 to Prospectuses dated May 1, 2009

This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2009 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.	Pending Fund Reorganizations

    Shareholders of the Target Funds listed below recently approved the reorganization of those Target Funds into the corresponding Acquiring Funds.  Pursuant to these reorganizations, the assets and liabilities of each Target Fund would be exchanged for shares of the corresponding Acquiring Fund and beneficial shareholders of a Target Fund would become beneficial shareholders of the corresponding Acquiring Fund. No sales charges will be imposed in connection with any reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in a reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization.  The completion of each reorganization transaction is subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the relevant reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.  The completion of one reorganization is not contingent upon the completion of any other reorganization.  The closings for these reorganizations are expected to take place after the close of business on or about the days listed below.

Target Fund	Acquiring Fund	Expected Closing Date
SP Conservative Asset Allocation Portfolio of The Prudential Series Fund	AST Preservation Asset Allocation Portfolio of Advanced Series Trust	Friday November 20, 2009
Diversified Conservative Growth Portfolio of The Prudential Series Fund	AST Preservation Asset Allocation Portfolio of Advanced Series Trust	Friday November 20, 2009
SP Aggressive Growth Asset Allocation Portfolio of The Prudential Series Fund	AST Aggressive Asset Allocation Portfolio of Advanced Series Trust	Friday November 13, 2009
SP Balanced Asset Allocation Portfolio of The Prudential Series Fund	AST Balanced Asset Allocation Portfolio of Advanced Series Trust	Friday November 13, 2009
SP PIMCO Total Return Portfolio of The Prudential Series Fund	AST PIMCO Total Return Bond Portfolio of Advanced Series Trust	Friday December 4, 2009
SP PIMCO High Yield Portfolio of The Prudential Series Fund	High Yield Bond Portfolio of The Prudential Series Fund	Friday November 13, 2009
AST Focus Four Plus Portfolio of Advanced Series Trust	AST First Trust Capital Appreciation Target Portfolio of Advanced Series Trust	Friday November 13, 2009

II.	Contractual Expense Cap for AST Aggressive Asset Allocation Portfolio of Advanced Series Trust

    Effective as of Friday November 13, 2009, Prudential Investments LLC and AST Investment Services, Inc. have contractually agreed to waive a portion of their management fee and/or reimburse certain expenses for AST Aggressive Asset Allocation Portfolio after the reorganization so that such Portfolio's annualized investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and underlying mutual fund expenses) are reduced by an amount equal to 0.07% of the Portfolio's average daily net assets. Such contractual expense cap will accrue daily and be applied on a monthly basis, and will terminate on December 31, 2010.

III.	Investment Policy Change for AST T. Rowe Price Asset Allocation Portfolio of Advanced Series Trust

    Effective October 1, 2009, the ability of the AST T. Rowe Price Asset Allocation Portfolio to invest assets attributable to the fixed-income portion of the Portfolio in cash and cash reserves has increased as set forth in the table below.

Former Policy as to Investments in Cash Reserves	New Policy as to Investments in Cash Reserves s
The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.
The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30%); and cash reserves (up to 20%).

The Portfolio will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.  The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30% of the fixed income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30% of the fixed income portion); and cash reserves (up to 40% of the fixed income portion).

IV.	Use of AST PIMCO Total Return Bond Portfolio by SP Asset Allocation Portfolios of The Prudential Series Fund

In addition to the SP PIMCO Total Return Portfolio and various other portfolios of the Fund, the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio may invest in the AST PIMCO Total Return Bond Portfolio beginning on or about November 1, 2009.   The investment objective, primary investments, and principal investment strategies of, and the principal risks associated with an investment in, the AST PIMCO Total Return Bond Portfolio are substantially similar to those of the SP PIMCO Total Return Portfolio.

V.	Portfolio Management change for AST UBS Dynamic Alpha Portfolio

    Effective immediately, Andreas Koester and Jonathan Davies were added as Portfolio Managers to the AST UBS Dynamic Alpha Portfolio of the Trust.  To reflect this change, the Prospectus and SAI are supplemented as follows:

A.	The following is hereby added to the How the Fund is Managed – Portfolio Managers – AST UBS Dynamic Alpha Portfolio section of the Prospectus:

Andreas Koester is an Executive Director and is Head of Asset Allocation & Currency in the Global Investment Solutions team. Mr. Koester has been at UBS Global Asset Management since March 2009. Prior to joining UBS Global Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Fund since 2009.

Jonathan Davies is an Executive Director and is a member of the Global Investment Solutions team, based in London. Mr. Davies has been at UBS Global Asset Management since March 2002. Prior to joining UBS Global Asset Management, Mr. Davies held positions at the Institute for Fiscal Studies and the Financial Services Authority. Mr. Davies has been a portfolio manager of the Fund since 2009.

B.	The following is hereby added to the AST UBS Dynamic Alpha Portfolio table in the Part I - Portfolio Managers: Other Accounts section of the SAI:

AST UBS Dynamic Alpha Portfolio
Subadivser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accoutns	Ownership of Fund Securities
UBS Global Asset Management (Americas), Inc.	Andreas Koester*	10/$6.673 billion	17/$10.793 billion	14/$3.463 billion^^	None
	Jonathan Davies*	9/$6.339 billion	17/$10.807 billion	11/$3.288 billion+	None

+ Two accounts with approximate assets of $254 thousand were calculated with the June 30, 2009 exchange rate of 1.40466.

^^ Two accounts with approximate assets of $730 thousand were calculated with the June 30, 2009 exchange rate of 1.40480.

*Information is as of June 30, 2009.

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